UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-07920

Western Asset High Income Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, N.Y.		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	September 30

Date of reporting period:	December 31, 2012

ITEM 1.                 SCHEDULE OF INVESTMENTS.

WESTERN ASSET HIGH INCOME

OPPORTUNITY FUND INC.

FORM N-Q

DECEMBER 31, 2012

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited)

December 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 87.8%
CONSUMER DISCRETIONARY — 16.9%
Auto Components — 0.2%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	430,000		$438,600
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	300,000	EUR	427,664	(a)
Total Auto Components					866,264
Automobiles — 0.6%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	2,070,000		2,287,350
Escrow GCB General Motors	—	—	2,125,000		0	*(b)(c)(d)
Escrow GCB General Motors	—	—	825,000		0	*(b)(c)(d)
Escrow GCB General Motors	—	—	2,540,000		0	*(b)(c)(d)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	480,000		547,200	(a)
Total Automobiles					2,834,550
Diversified Consumer Services — 0.8%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	890,000		934,500	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	1,160,000		1,252,800
ServiceMaster Co., Senior Notes	8.000%	2/15/20	660,000		691,350
ServiceMaster Co., Senior Notes	7.000%	8/15/20	1,100,000		1,108,250	(a)
Total Diversified Consumer Services					3,986,900
Hotels, Restaurants & Leisure — 6.7%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	1,070,000		1,123,500	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,195,533		1,069,410	(a)(b)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	220,000		225,500
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	1,745,000		1,727,550	(a)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	2,684,000		2,187,460
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	270,000		240,300
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,220,000		1,313,025
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	90,000		90,450	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	1,270,000		1,397,000	(a)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,250,000		1,265,625	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,190,000		1,291,150	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	882,643		948,841	(a)(e)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	445,000		835	(a)(f)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,470,000		1,337,700	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	680,000		680,000	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,200,000		1,272,000	(a)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	1,157,764		1,209,864	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	1,270,000		1,327,150
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	60,000		64,650	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	2,950,000		2,920,500	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	2,440,000		2,720,600
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,760,000		1,997,600
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	715,000		771,306
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	335,000		365,150	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Hotels, Restaurants & Leisure — continued
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,770,000		$1,880,625
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	2,860,000		2,888,600	(a)
Total Hotels, Restaurants & Leisure					32,316,391
Household Durables — 0.2%
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	1,060,000		1,107,700	(a)
Internet & Catalog Retail — 0.3%
Netflix Inc., Senior Notes	8.500%	11/15/17	1,340,000		1,430,450
Media — 5.9%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	480,000		520,800
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	900,000		973,125
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	2,800,000		3,150,000
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	1,820,000		1,578,850	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	900,000		938,250	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	410,000		423,325	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	870,000		880,875
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	120,000		120,300
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,260,000		1,499,400
DISH DBS Corp., Senior Notes	6.750%	6/1/21	510,000		583,950
Global Generations Merger Subsidiary Inc., Senior Notes	11.000%	12/15/20	970,000		991,825	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,500,000		1,612,500
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	1,170,000		1,102,725	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,800,000		1,840,500	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,760,000		1,689,600	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	450,000		466,875	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,430,000		1,494,350	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	1,120,000		1,218,000	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	750,000		778,125	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	1,810,000	EUR	2,448,839	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	675,000		766,125	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	2,250,000	EUR	3,177,781	(a)
Total Media					28,256,120
Multiline Retail — 0.4%
Bon-Ton Department Stores Inc., Senior Notes	10.250%	3/15/14	220,000		218,900
Bon-Ton Department Stores Inc., Senior Secured Notes	10.625%	7/15/17	720,000		703,800	(a)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,250,000		1,250,000
Total Multiline Retail					2,172,700
Specialty Retail — 1.6%
American Greetings Corp., Senior Notes	7.375%	12/1/21	1,150,000		1,187,375
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,970,000		1,901,050	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	2,110,000		1,888,450
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	1,230,000		1,288,425
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	250,000		254,375	(a)(e)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Specialty Retail — continued
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,050,000	$1,131,375	(a)
Total Specialty Retail				7,651,050
Textiles, Apparel & Luxury Goods — 0.2%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	730,000	779,275	(a)
TOTAL CONSUMER DISCRETIONARY				81,401,400
CONSUMER STAPLES — 1.9%
Food & Staples Retailing — 0.4%
Post Holdings Inc., Senior Notes	7.375%	2/15/22	1,750,000	1,926,094	(a)
Food Products — 0.7%
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	570,000	617,025	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,980,000	2,719,250	(a)
Total Food Products				3,336,275
Household Products — 0.3%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	920,000	916,550	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	580,000	623,500	(a)
Total Household Products				1,540,050
Tobacco — 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	2,166,000	2,290,545
TOTAL CONSUMER STAPLES				9,092,964
ENERGY — 13.9%
Energy Equipment & Services — 2.1%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	690,000	745,200
GulfMark Offshore Inc., Senior Notes	6.375%	3/15/22	1,120,000	1,159,200	(a)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	760,000	836,000	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	2,345,000	2,538,462	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,500,000	1,608,750
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	830,000	900,550	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,320,000	1,475,100
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	663,000	724,328
Total Energy Equipment & Services				9,987,590
Oil, Gas & Consumable Fuels — 11.8%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	1,740,000	1,818,300
Arch Coal Inc., Senior Notes	9.875%	6/15/19	620,000	647,900	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	470,000	488,800	(a)
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	1,430,000	1,494,350
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	2,990,000	3,259,100
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	700,000	722,750
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	940,000	942,350
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	480,000	517,200
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	1,220,000	1,271,850
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	560,000	603,400
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	410,000	428,450
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	1,010,000	1,090,800
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,410,000	1,533,375
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	2,071,428	1,610,535	(a)(b)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	350,000	379,750
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	1,710,000	1,791,225	(a)
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	870,000	1,018,728
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	1,370,000	1,589,200

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels — continued
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	1,270,000	$1,450,523	(g)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	790,000	905,522	(g)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	1,020,000	1,013,625	(a)(e)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	750,000	731,250
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	1,460,000	1,584,100	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	780,000	830,700	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	500,000	537,500	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,260,000	1,395,450
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,060,000	1,105,050	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	780,000	813,150	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	430,000	470,850
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	260,000	285,350
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,530,000	1,139,850
Offshore Group Investment Ltd., Senior Secured Notes	7.500%	11/1/19	80,000	81,200	(a)
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	460,000	167,900	(f)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	2,855,000	1,042,075	(f)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	1,070,000	1,115,475	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	470,000	509,950
Pioneer Energy Services Corp., Senior Notes	9.875%	3/15/18	140,000	152,950
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	1,305,000	1,396,350
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,195,000	1,365,288
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	230,000	259,325
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	400,000	448,000	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	3,035,000	3,012,238
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	100,000	111,250
Samson Investment Co., Senior Notes	9.750%	2/15/20	2,820,000	2,996,250	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	460,000	494,500
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	900,000	967,500
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	840,000	865,200	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	510,000	515,100	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	1,770,000	1,876,200
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	3,270,000	4,714,421
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,230,000	1,304,550	(a)
Total Oil, Gas & Consumable Fuels				56,866,705
TOTAL ENERGY				66,854,295
FINANCIALS — 8.1%
Capital Markets — 0.5%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,100,000	1,250,632
Onex USI Acquisition Corp., Senior Notes	7.750%	1/15/21	1,190,000	1,178,100	(a)
Total Capital Markets				2,428,732
Commercial Banks — 2.3%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,750,000	2,392,067	(a)
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	640,000	656,627
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	830,000	883,950	(a)(g)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,430,000	2,432,933	(a)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,620,000	1,693,389	(a)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,090,000	1,111,800	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	860,000	884,026
Santander Issuances SAU, Notes	5.911%	6/20/16	1,000,000	1,029,792	(a)
Total Commercial Banks				11,084,584

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Consumer Finance — 0.6%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,410,000		$1,734,300
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	730,000	EUR	1,057,752
Total Consumer Finance					2,792,052
Diversified Financial Services — 3.8%
Bank of America Corp., Senior Notes	6.500%	8/1/16	350,000		404,494
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	2,648,000		2,935,970
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	1,120,000		1,120,000
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	744,000		754,602
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	1,670,000		1,718,012
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	820,000		924,550
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	3,810,000		4,496,105
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,580,000		1,888,100
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	1,510,000		1,600,600	(a)
TransUnion Holding Co. Inc., Senior Notes	8.125%	6/15/18	430,000		446,125	(a)(e)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	1,240,000		1,317,500
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		537,500	(a)(g)
Total Diversified Financial Services					18,143,558
Insurance — 0.9%
A-S Co-Issuer Subsidiary Inc./A-S Merger Subsidiary LLC, Senior Notes	7.875%	12/15/20	590,000		592,950	(a)
American International Group Inc., Senior Notes	8.250%	8/15/18	1,465,000		1,929,376
ING Capital Funding Trust III, Junior Subordinated Bonds	3.912%	3/31/13	410,000		391,098	(g)(h)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	810,000		905,175	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	590,000		728,650	(a)
Total Insurance					4,547,249
TOTAL FINANCIALS					38,996,175
HEALTH CARE — 5.1%
Health Care Equipment & Supplies — 0.1%
Hologic Inc., Senior Notes	6.250%	8/1/20	620,000		671,150	(a)
Health Care Providers & Services — 4.7%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	1,200,000		1,458,000
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	1,130,000		1,194,975
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	2,160,000		2,349,000
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	4,205,000		4,120,900
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	730,000		757,375	(a)
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	850,000		913,750
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	700,000		801,500
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	280,000		314,300	(a)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	1,920,000		2,222,400	(a)
HCA Inc., Debentures	7.500%	11/15/95	3,920,000		3,400,600
HCA Inc., Senior Secured Notes	7.875%	2/15/20	1,440,000		1,609,200
HCA Inc., Senior Secured Notes	7.250%	9/15/20	420,000		467,250
INC Research LLC, Senior Notes	11.500%	7/15/19	470,000		488,800	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	360,000		324,000	(a)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	645,000		736,912
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	770,000		866,250
US Oncology Inc. Escrow	—	—	1,015,000		21,569	*

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Health Care Providers & Services — continued
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	605,000	$629,200
Total Health Care Providers & Services				22,675,981
Pharmaceuticals — 0.3%
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	890,000	956,750	(a)
VPI Escrow Corp., Senior Notes	6.375%	10/15/20	490,000	527,975	(a)
Total Pharmaceuticals				1,484,725
TOTAL HEALTH CARE				24,831,856
INDUSTRIALS — 15.8%
Aerospace & Defense — 1.4%
Ducommun Inc., Senior Notes	9.750%	7/15/18	910,000	982,800
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,420,000	2,668,050
Triumph Group Inc., Senior Notes	8.625%	7/15/18	800,000	892,000
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,105,000	2,304,975	(a)
Total Aerospace & Defense				6,847,825
Airlines — 1.7%
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	635,270	657,505	(a)
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	130,519	142,592
Continental Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	460,000	483,575
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	670,000	675,025	(a)
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	877,428	912,525
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	3,572,000	3,688,090	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	667,401	729,936
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	323,710	362,556
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	728,000	733,915	(a)
Total Airlines				8,385,719
Building Products — 0.5%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	1,160,400	1,160,400	(a)(d)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	1,330,000	1,472,975	(a)
Total Building Products				2,633,375
Commercial Services & Supplies — 2.8%
Algeco Scotsman Global Finance PLC, Senior Notes	10.750%	10/15/19	1,150,000	1,138,500	(a)
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	210,000	184,800	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,605,000	1,966,775	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	1,920,000	1,896,000
Geo Group Inc., Senior Notes	7.750%	10/15/17	1,290,000	1,393,200
JM Huber Corp., Senior Notes	9.875%	11/1/19	780,000	869,700	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,370,000	2,452,950
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	730,000	826,725
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,750,000	1,863,750	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	780,000	830,700	(a)
Total Commercial Services & Supplies				13,423,100
Construction & Engineering — 0.4%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	1,310,000	1,237,950	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Construction & Engineering — continued
PH Holding LLC, Secured Notes	9.750%	12/31/17	910,000	$897,653	(b)(d)
Total Construction & Engineering				2,135,603
Electrical Equipment — 0.8%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	1,160,000	1,155,650	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	920,000	933,800	(a)
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,620,000	1,680,750	(a)
Total Electrical Equipment				3,770,200
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	1,170,000	1,322,100
Machinery — 2.0%
Cleaver-Brooks Inc., Senior Secured Notes	8.750%	12/15/19	420,000	434,700	(a)
Dematic SA, Senior Secured Notes	8.750%	5/1/16	2,050,000	2,196,063	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,900,000	1,909,500	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,140,000	1,242,600	(a)
Mirror PIK SA, Senior Notes	9.000%	11/1/16	2,200,000	2,222,000	(a)(e)
Silver II Borrower/Silver II U.S. Holdings LLC, Senior Notes	7.750%	12/15/20	680,000	707,200	(a)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	800,000	852,000	(a)
Total Machinery				9,564,063
Marine — 1.0%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,345,720	1,221,241
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	872,000	872,000
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,700,000	2,544,750
Total Marine				4,637,991
Road & Rail — 2.2%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	2,618,624	2,605,531	(e)
Jack Cooper Holdings Corp., Senior Secured Notes	13.750%	12/15/15	2,194,000	2,364,035	(a)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	681,000	749,100
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	1,685,000	1,874,562
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	2,675,000	2,902,375
Total Road & Rail				10,495,603
Trading Companies & Distributors — 1.1%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	1,200,000	1,308,000	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,250,000	1,337,500	(a)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	2,358,000	2,646,855	(a)
Total Trading Companies & Distributors				5,292,355
Transportation — 1.4%
CMA CGM, Senior Notes	8.500%	4/15/17	2,830,000	2,285,225	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,600,000	1,624,000	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	2,690,000	2,811,050	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	180,000	188,100	(a)
Total Transportation				6,908,375
Transportation Infrastructure — 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	720,000	766,800	(a)
TOTAL INDUSTRIALS				76,183,109

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
INFORMATION TECHNOLOGY — 2.3%
Communications Equipment — 0.2%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	1,020,000		$1,068,450	(a)
Computers & Peripherals — 0.5%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	2,500,000		2,514,277
Electronic Equipment, Instruments & Components — 0.2%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	888,000		1,033,410	(a)
Internet Software & Services — 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	900,000		1,005,750
IT Services — 0.9%
First Data Corp., Secured Notes	8.250%	1/15/21	180,000		180,900	(a)
First Data Corp., Senior Notes	10.550%	9/24/15	3,916,986		4,029,599
Total IT Services					4,210,499
Semiconductors & Semiconductor Equipment— 0.2%
Advanced Micro Devices Inc., Senior Notes	7.500%	8/15/22	300,000		248,250	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	617,000		637,053
Total Semiconductors & Semiconductor Equipment					885,303
Software — 0.1%
Legend Acquisition Sub Inc., Senior Notes	10.750%	8/15/20	520,000		475,800	(a)
TOTAL INFORMATION TECHNOLOGY					11,193,489
MATERIALS — 10.0%
Chemicals — 0.8%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	175,000		195,563	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	1,160,000		1,238,300	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	955,000	EUR	1,213,282	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	420,000	EUR	620,905	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	320,000	EUR	473,070	(a)
Total Chemicals					3,741,120
Containers & Packaging — 3.4%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,130,000		1,237,350	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	560,000	EUR	808,285	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	1,770,000		1,929,300	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	1,080,000	EUR	1,489,697	(a)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	1,120,000		1,181,600	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	2,060,000		2,134,675
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	1,180,000		1,215,400
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	1,890,000		1,975,050
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	1,900,000		2,042,500
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,260,000		2,316,500	(a)
Total Containers & Packaging					16,330,357

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Metals & Mining — 4.8%
ArcelorMittal, Senior Notes	5.000%	2/25/17	810,000	$818,368
ArcelorMittal, Senior Notes	6.000%	3/1/21	1,790,000	1,787,718
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	30,000	30,229
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	1,390,000	1,480,212
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	80,000	79,631
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	510,000	538,050	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	720,000	748,800	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	2,000,000	2,140,000	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	1,570,000	1,530,750	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,400,000	2,023,000	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	800,000	692,000	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	1,320,000	1,234,200	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	160,000	179,200
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	1,050,000	1,099,875	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	710,000	738,400	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,210,000	1,243,275	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	460,000	424,925	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	1,840,000	1,883,700	(a)
Schaeffler Finance BV, Senior Secured Notes	7.750%	2/15/17	360,000	401,400	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	610,000	649,650	(a)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	860,000	789,050	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,400,000	1,358,000
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	1,220,000	1,299,300
Total Metals & Mining				23,169,733
Paper & Forest Products — 1.0%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,415,000	3,705,275
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	980,000	1,033,900
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	204,000	145,860
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	252,000	102,060
Total Paper & Forest Products				4,987,095
TOTAL MATERIALS				48,228,305
TELECOMMUNICATION SERVICES — 7.8%
Diversified Telecommunication Services — 4.6%
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,530,000	1,686,825	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	380,000	410,400	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,800,000	1,964,250
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	610,000	675,575
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	2,730,000	2,897,212
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,530,000	1,704,038
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,430,000	1,573,000
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	450,000	473,063	(a)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	7.500%	3/15/19	430,000	475,150	(a)
West Corp., Senior Notes	8.625%	10/1/18	1,570,000	1,652,425
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,480,000	1,557,700	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,736,131	2,804,534	(a)(e)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Diversified Telecommunication Services — continued
Windstream Corp., Senior Notes	7.500%	4/1/23	4,130,000	$4,367,475
Total Diversified Telecommunication Services				22,241,647
Wireless Telecommunication Services — 3.2%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	140,000	152,250
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	1,390,000	1,482,088
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,680,000	2,800,600
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,855,000	5,959,512
Sprint Nextel Corp.	6.000%	12/1/16	180,000	196,650
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	2,470,000	3,056,625	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	1,480,000	1,587,300
Total Wireless Telecommunication Services				15,235,025
TOTAL TELECOMMUNICATION SERVICES				37,476,672
UTILITIES — 6.0%
Electric Utilities — 1.7%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	3,920,000	4,351,200
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	367,575	405,251
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	2,570,000	2,762,750
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	691,613	670,865	(k)
Total Electric Utilities				8,190,066
Gas Utilities — 0.3%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	60,000	85,856
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,210,000	1,315,875
Total Gas Utilities				1,401,731
Independent Power Producers & Energy Traders— 4.0%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,080,000	1,134,000
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	180,000	202,950	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,305,000	1,481,175	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	220,000	5,500	(b)(f)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	2,600,000	2,899,000	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	630,000	674,100	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,600,000	1,812,000
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,570,000	1,621,025	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	3,190,000	3,429,250	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	4,573,000	5,053,165
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	159,706	174,079
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	809,639	916,916
Total Independent Power Producers & Energy Traders				19,403,160
TOTAL UTILITIES				28,994,957
TOTAL CORPORATE BONDS & NOTES (Cost — $402,620,393)				423,253,222
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost - $612,373)	2.435%	4/20/35	912,995	791,337	(g)
COLLATERALIZED SENIOR LOANS — 2.5%
CONSUMER DISCRETIONARY — 1.1%
Hotels, Restaurants & Leisure — 1.1%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	1,369,150	1,427,339	(i)
Equinox Fitness Clubs, Second Lien Term Loan	—	5/16/20	1,170,000	1,175,850	(j)
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	2,420,000	2,416,975	(i)
TOTAL CONSUMER DISCRETIONARY				5,020,164

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CONSUMER STAPLES — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	500,000	$512,500	(i)
ENERGY — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., New Term Loan	5.750%	12/1/17	890,000	892,843	(i)
INDUSTRIALS — 0.5%
Machinery — 0.4%
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	1,970,000	2,006,937	(i)
Marine — 0.1%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	205,770	205,770	(d)(i)
Trico Shipping AS, New Term Loan B	—	5/13/14	362,292	362,292	(d)(j)
Total Marine				568,062
TOTAL INDUSTRIALS				2,574,999
INFORMATION TECHNOLOGY — 0.2%
IT Services — 0.2%
CompuCom Systems Inc., Second Lien Term Loan	10.250%	10/2/19	1,120,000	1,117,200	(i)
MATERIALS — 0.2%
Chemicals — 0.2%
Kronos Inc., Second Lien New Term Loan	9.750%	4/30/20	890,000	894,450	(i)
TELECOMMUNICATION SERVICES — 0.2%
Wireless Telecommunication Services — 0.2%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	1,131,292	1,159,574	(i)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $11,762,322)				12,171,730
CONVERTIBLE BONDS & NOTES — 0.1%
MATERIALS — 0.1%
Chemicals — 0.1%
Hercules Inc. (Cost - $352,875)	6.500%	6/30/29	410,000	343,121

			SHARES
COMMON STOCKS — 3.5%
CONSUMER DISCRETIONARY — 0.5%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			78,199	156,398	*(b)(d)
Media — 0.5%
Charter Communications Inc., Class A Shares			31,759	2,421,306	*
TOTAL CONSUMER DISCRETIONARY				2,577,704
ENERGY — 0.6%
Energy Equipment & Services — 0.6%
KCAD Holdings I Ltd.			251,930,724	3,017,626	*(b)(d)
FINANCIALS — 1.7%
Diversified Financial Services — 0.5%
Citigroup Inc.			58,920	2,330,861
Real Estate Management & Development — 1.2%
Realogy Holdings Corp.			141,806	5,763,705	(b)(d)
TOTAL FINANCIALS				8,094,566
INDUSTRIALS — 0.7%
Building Products — 0.0%
Nortek Inc.			1,162	76,982	*

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2012

SECURITY			SHARES	VALUE
Marine — 0.7%
DeepOcean Group Holding AS			97,019	$1,966,828	*(b)(d)
Horizon Lines Inc., Class A Shares			686,277	1,029,416	*
Total Marine				2,996,244
TOTAL INDUSTRIALS				3,073,226
UTILITIES — 0.0%
Independent Power Producers & Energy Traders— 0.0%
Dynegy Inc.			1,701	32,540	*
TOTAL COMMON STOCKS (Cost — $14,359,187)				16,795,662

	RATE
PREFERRED STOCKS — 1.6%
CONSUMER DISCRETIONARY — 0.0%
Automobiles — 0.0%
Escrow GCB General Motors			31,700	0	*(b)(c)(d)
Escrow GCB General Motors			2,200	0	*(b)(c)(d)
Escrow GCB General Motors			10,100	0	*(b)(c)(d)
Escrow GCB General Motors			900	0	*(b)(c)(d)
TOTAL CONSUMER DISCRETIONARY				0
FINANCIALS — 1.5%
Capital Markets — 0.1%
Goldman Sachs Group Inc.	5.950%		21,608	539,768
Consumer Finance — 0.9%
GMAC Capital Trust I	8.125%		165,966	4,422,994	(g)
Diversified Financial Services — 0.5%
Citigroup Capital XIII	7.875%		85,025	2,372,197	(g)
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%		37,200	62,124	*(d)(g)
TOTAL FINANCIALS				7,397,083
INDUSTRIALS — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		4,107	451,770	(b)(g)
TOTAL PREFERRED STOCKS (Cost — $8,133,879)				7,848,853

		EXPIRATION DATE	NOTIONAL AMOUNT†
PURCHASED OPTIONS — 0.1%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.19 Index, Put @ $99.00		2/20/13	21,200,000	279,632
Credit default swaption with Credit Suisse First Boston Inc. to buy protection on Markit CDX.NA.HY.19 Index, Put @ $100.00		3/20/13	11,000,000	255,775
TOTAL PURCHASED OPTIONS (Cost — $360,120)				535,407

			WARRANTS
WARRANTS — 0.1%
Charter Communications Inc.		11/30/14	2,238	60,986	*
Jack Cooper Holdings Corp.		12/15/17	1,974	245,763	*
Jack Cooper Holdings Corp.		5/6/18	921	114,664	*
SemGroup Corp.		11/30/14	9,492	140,292	*(d)
TOTAL WARRANTS (Cost — $54,829)				561,705

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $438,255,978)				$462,301,037
SHORT-TERM INVESTMENTS — 2.1%
Repurchase Agreements — 2.1%
Barclays Capital Inc., tri-party repurchase agreement dated 12/31/12; Proceeds at maturity - $10,100,090; (Fully collateralized by U.S. government obligations, 0.250% due 9/15/15; Market value - $10,504,534) (Cost - $10,100,000)	0.160%	1/2/13	10,100,000	10,100,000
TOTAL INVESTMENTS — 98.0% (Cost — $448,355,978#)				472,401,037
Other Assets in Excess of Liabilities — 2.0%				9,527,562
TOTAL NET ASSETS — 100.0%				$481,928,599

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(c)	Value is less than $1.
(d)	Illiquid security.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	The coupon payment on these securities is currently in default as of December 31, 2012.
(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(h)	Security has no maturity date. The date shown represents the next call date.
(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(j)	All or a portion of this loan is unfunded as of December 31, 2012. The interest rate for fully unfunded term loans is to be determined.
(k)	The issuer filed for bankruptcy.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
	EUR	- Euro

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT†	VALUE
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.19 Index, Call	2/20/13	$102.50	10,600,000	$39,469
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.19 Index, Put	2/20/13	96.00	21,200,000	137,555
Credit default swaption with Credit Suisse First Boston Inc. to sell protection on Markit CDX.NA.HY.19 Index, Put	3/20/13	96.50	22,000,000	258,729
TOTAL WRITTEN OPTIONS (Premiums received — $294,000)				$435,753

† Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to schedule of investments (unaudited) (continued)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
		OTHER
		SIGNIFICANT	SIGNIFICANT
		OBSERVABLE	UNOBSERVABLE
	QUOTED PRICES	INPUTS	INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$419,670,124	$3,583,098	$423,253,222
Collateralized mortgage obligations	—	791,337	—	791,337
Collateralized senior loans	—	12,171,730	—	12,171,730
Convertible bonds & notes	—	343,121	—	343,121
Common stocks:
Consumer discretionary	$2,421,306	—	156,398	2,577,704
Energy	—	—	3,017,626	3,017,626
Financials	2,330,861	—	5,763,705	8,094,566
Industrials	1,106,398	—	1,966,828	3,073,226
Utilities	32,540	—	—	32,540
Preferred stocks:
Consumer discretionary	—	—	0*	0*
Financials	7,397,083	—	—	7,397,083
Industrials	—	451,770	—	451,770
Purchased options	—	535,407	—	535,407
Warrants	—	561,705	—	561,705
Total long-term investments	$13,288,188	$434,525,194	$14,487,655	$462,301,037
Short-term investments†	—	10,100,000	—	10,100,000
Total investments	$13,288,188	$444,625,194	$14,487,655	$472,401,037

LIABILITIES
		OTHER
		SIGNIFICANT	SIGNIFICANT
		OBSERVABLE	UNOBSERVABLE
	QUOTED PRICES	INPUTS	INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Written options	—	$435,753	—	$435,753
Forward foreign currency contracts	—	336,406	—	336,406
Credit default swaps on credit indices - buy protection‡	—	333,279	—	333,279
Total	—	$1,105,438	—	$1,105,438

† See Schedule of Investments for additional detailed categorizations.

‡ Values include any premiums paid or received with respect to swap contracts.

* Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE	COMMON STOCKS				PREFERRED
	BONDS &	CONSUMER				CONSUMER
INVESTMENTS IN SECURITIES	NOTES	DISCRETIONARY	ENERGY	FINANCIALS	INDUSTRIALS	DISCRETIONARY	WARRANTS	TOTAL
Balance as of September 30, 2012	$4,899,929	$156,398	$2,738,739	—	$1,760,905	$0*	$27,590	$9,583,561
Accrued premiums/discounts	6,411	—	—	—	—	—	—	6,411
Realized gain (loss)(1)	(99,330)	—	—	—	—	—	—	(99,330)
Change in unrealized appreciation (depreciation)(2)	283,042	—	278,887	$1,934,943	205,923	—	42,765	2,745,560
Purchases	199,381	—	—	3,828,762	—	—	—	4,028,143
Sales	(2,609,488)	—	—	—	—	—	(70,355)	(2,679,843)
Transfers into Level 3(3)	903,153	—	—	—	—	—	—	903,153
Transfers out of Level 3	—	—	—	—	—	—	—	—
Balance as of December 31, 2012	$3,583,098	$156,398	$3,017,626	$5,763,705	$1,966,828	$0*	—	$14,487,655
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2012(2)	$275,414	—	$278,887	$1,934,943	$205,923	—	—	$2,695,167

Notes to schedule of investments (unaudited) (continued)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

* Value is less than $1.

(1) This amount is included in net realized gain (loss) from investment transactions.

(2) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3) Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 12/31/12 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Weighted Average	Impact to Valuation from an Increase in Input*
Equity Securities	$5,764	Market approach	Liquidity discount	2.6%	Decrease

* This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding input.  A decrease to the unobservable input would have the opposite effect.  Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage

Notes to schedule of investments (unaudited) (continued)

commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

For average notional amounts of swaps held during the period ended December 31, 2012, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Notes to schedule of investments (unaudited) (continued)

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

(j) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2012, the Fund held written options, forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $1,105,438. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2012, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $980,000, which could be used to reduce the required payment.

(m) Security transactions. Security transactions are accounted for on a trade date basis.

Notes to schedule of investments (unaudited) (continued)

2. Investments

At December 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$36,447,056
Gross unrealized depreciation	(12,401,997)
Net unrealized appreciation	$24,045,059

During the period ended December 31, 2012, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of September 30, 2012	$40,748,400	$187,516
Options written	53,800,000	294,000
Options closed	—	—
Options exercised	(20,374,200)	(110,048)
Options expired	(20,374,200)	(77,468)
Written options, outstanding as of December 31, 2012	$53,800,000	$294,000

At December 31, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED LOSS
Contracts to Sell:
Euro	Citibank, N.A.	350,000	$462,154	2/15/13	$(11,901)
Euro	Citibank, N.A.	5,683,937	7,505,300	2/15/13	(259,645)
Euro	Royal Bank of Scotland PLC	1,706,017	2,252,694	2/15/13	(64,860)
Net unrealized loss on open forward foreign currency contracts					$(336,406)

At December 31, 2012, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
BNP Paribas (Markit CDX.NA.HY.17 Index)	$2,880,000	12/20/16	5.000% quarterly	$(70,718)	$67,738	$(138,456)
BNP Paribas (Markit CDX.NA.HY.17 Index)	1,632,000	12/20/16	5.000% quarterly	(40,074)	40,053	(80,127)
Morgan Stanley & Co. Inc. (Markit CDX.NA.HY.17 Index)	3,360,000	12/20/16	5.000% quarterly	(82,505)	85,898	(168,403)
Bank of America Securities LLC (Markit CDX.NA.HY.18 Index)	475,200	6/20/17	5.000% quarterly	(6,870)	2,138	(9,008)
Barclays Capital Inc. (Markit CDX.NA.HY.18 Index)	2,574,000	6/20/17	5.000% quarterly	(37,214)	30,800	(68,014)
Barclays Capital Inc. (Markit CDX.NA.HY.18 Index)	2,871,000	6/20/17	5.000% quarterly	(41,508)	14,929	(56,437)
BNP Paribas (Markit CDX.NA.HY.18 Index)	3,762,000	6/20/17	5.000% quarterly	(54,390)	152,085	(206,475)
Total	$17,554,200			$(333,279)	$393,641	$(726,920)

1 If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2 The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3 The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of

Notes to schedule of investments (unaudited) (continued)

the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at December 31, 2012.

			Forward Foreign Currency
			Contracts
Primary Underlying Risk	Purchased	Written Options,	Unrealized	Swap Contracts,
Disclosure	Options, at value	at value	Depreciation	at value	Total
Foreign Exchange Risk	—	—	$(336,406)	—	$(336,406)
Credit Risk	$535,407	$(435,753)	—	$(333,279)	(233,625)
Total	$535,407	$(435,753)	$(336,406)	$(333,279)	$(570,031)

During the period ended December 31, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$141,955
Written options	199,591
Forward foreign currency contracts (to sell)	9,843,555

Average notional balance
Credit default swap contracts (to buy protection)	$33,399,150

ITEM 2.                                                  CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                 EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset High Income Opportunity Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	February 28, 2013

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 28, 2013